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                                                                 EXHIBIT 10.1(c)


When Recorded return to:

BANK ONE, ARIZONA, NA
COMMERCIAL BANKING GROUP
P.O. BOX 71, DEPT. AZ1-1179
PHOENIX, AZ   85001
Attention: IMELDA CERVANTES

                          SUBORDINATION OF LIEN RIGHTS

         This Agreement is executed as of the _____ day of ______________, 1997, by the undersigned, 19th AVENUE/BUCHANAN LIMITED PARTNERSHIP, whose address is 420 SOUTH 19th AVENUE, PHOENIX, AZ 85009-5957.

Bank:             BANK ONE, ARIZONA, NA, a national banking association

Borrower:         SCHUFF STEEL COMPANY, A DELAWARE CORPORATION

Real Property (located at): 420 SOUTH 19TH AVENUE, PHOENIX, AZ 85009 and more particularly described as:

        EXHIBIT 'A' ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE

Collateral: ALL INVENTORY, RAW MATERIALS, WORK IN PROCESS, OR MATERIALS USED OR CONSUMED IN DEBTOR'S BUSINESS, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND ALL PRODUCTS THEREOF, WHETHER IN THE POSSESSION OF THE DEBTOR, WAREHOUSEMAN, BAILEE, OR ANY OTHER PERSON. ALL EQUIPMENT OF DEBTOR, WHEREVER LOCATED, NOW OWNED OR HEREAFTER ACQUIRED, AND THE ACCESSIONS, ACCESSORIES, RELATED EQUIPMENT, ADDITIONS, SUBSTITUTIONS, INCREASES, PRODUCTS AND PROCEEDS THEREFROM, ALL AS MORE PARTICULARLY DESCRIBED IN CERTAIN SECURITY AGREEMENT(S) BETWEEN BANK AND BORROWER.

         In consideration of Bank extending credit and/or other financial benefits to Borrower in the amount of $20,000,000.00, by the terms of which bank has been or will be granted continuing security interests in the Collateral, the undersigned acknowledges and agrees as follows:

         1. The undersigned is the owner of or otherwise has or claims an interest in or lien upon the Real Property.

         2. The undersigned hereby subordinates to Bank's security interests in the Collateral all the undersigned's claims and demands of every kind against the Collateral and all priority rights accruing to the undersigned by virtue of any liens of the undersigned on the Real Property and agrees that the rights of the Bank in the Collateral shall be as though the Bank's security interests attached and were perfected prior to the execution, attaching, perfection or recording of the liens and priority rights of the undersigned without otherwise affecting the status of the undersigned's liens and priority rights.

         3. The undersigned agrees that the Collateral shall at all times be personal property, shall not constitute fixtures or otherwise be part of the Real Property and shall not be subject to any rights of the


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undersigned to levy or distrain thereon for rent or to assert title thereto or right of possession thereof or any other claim of the undersigned which shall impair or interfere with the security interests of Bank.

         4. The undersigned hereby grants to Bank the right at any time to enter upon the Real Property to inspect the Collateral or to remove the Collateral, PROVIDED, HOWEVER, THAT, Bank shall promptly reimburse the undersigned for the cost of repair of any physical injury caused to the Real Property by such removal.

         5. Bank may extend and modify the time of payment of indebtedness of Borrower to Bank or the performance of any of the terms and conditions related thereto without the consent of or notice to the undersigned and this Agreement shall remain in full force and effect so long as such indebtedness remains owing by Borrower to Bank.

         6. The agreements herein contained shall be deemed to be covenants running with the land and shall inure to the benefit of and be binding upon the successors and assigns of Bank and the heirs, executors, personal representatives, successors, assigns and transferees of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first written on the preceding page.

                                                  "Undersigned"

                                       19TH AVENUE/BUCHANAN LIMITED PARTNERSHIP
                                       ----------------------------------------
                                                  Name of Landlord

                                       By: /s/ David A. Schuff
                                          --------------------------------------
                                                      Signature
                                       David A. Schuff           General Partner
                                       -----------------------------------------
                                       Printed Name                  Title



                                   PARTNERSHIP
State of Arizona      )
                      ) ss.
County of Maricopa    )

This instrument was acknowledged before me this 8th day of July, 1997, by David
A. Schuff, a general partner in 19TH AVENUE/BUCHANAN LIMITED PARTNERSHIP, an Arizona limited partnership, on behalf of the partnership.
     In witness whereof I hereunto set my hand and official seal.

My commission expires:

July 14, 2000                                          /s/ Evelin R. Lackey
----------------------                             -----------------------------
                                                           Notary Public


[SEAL]


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